UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	03/31/2012

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2012

Dreyfus Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Cash Flows
22	Statement of Changes in Net Assets
23	Financial Highlights
25	Notes to Financial Statements
37	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus Municipal Income, Inc. covers the six-month period from October 1, 2011, through March 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds continued to benefit from positive supply-and-demand factors during the last six-month period, which enabled them to avoid some of the volatility affecting their taxable fixed-income counterparts as economic sentiment changed. The supply of newly issued tax-exempt bonds remained muted when issuers responded to political pressure by reducing spending and borrowing, while demand remained robust from individual and institutional investors seeking high current after-tax yields in a low interest-rate environment. Consequently, municipal bonds produced higher total returns, on average, than most other fixed-income market sectors for the reporting period.

Our economic forecast anticipates that the United States will continue to post better economic data than most of the rest of the developed world. An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices.As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through March 31, 2012, as provided by Daniel Barton and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2012, Dreyfus Municipal Income, Inc. achieved a total return of 8.10% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.32 per share, which reflects a distribution rate of 6.35%.2

Falling long-term interest rates and favorable supply-and-demand factors helped fuel strong performance among municipal bonds over the reporting period.The fund’s return was enhanced, primarily due to our security selection strategy and focus on municipal bonds with longer maturities.

As a side note, Daniel Barton and Steven Harvey have served as primary portfolio managers of the fund since July 2011 and February 2012, respectively.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Municipal Bonds Rallied as Economic Concerns Eased

The reporting period began in the wake of heightened turmoil in the financial markets sparked by an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened to spread to other members of the European Union, and uncertainties regarding the sustainability of the U.S. economic recovery. Declines were especially severe among stocks and lower-rated bonds, including municipal securities at the lower end of the investment-grade range.The Federal Reserve Board (the “Fed”) responded to these economic concerns with Operation Twist, in which the central bank sold short-term U.S. Treasury securities and purchased long-term bonds, driving longer-term yields lower.

Fortunately, better economic data soon cheered investors, who returned their attention to riskier assets. As a result, municipal bonds that had been punished during the downturn rallied through the reporting period’s end, while higher-quality bonds generally lagged market averages.

Positive supply-and-demand forces also buoyed municipal bond prices. New issuance volumes fell sharply in 2011 after a flood of new supply in late 2010, and political pressure led to reduced borrowing for capital projects. Meanwhile, demand remained robust from individuals seeking higher levels of current income. From a credit-quality perspective, many states and municipalities cut spending, helping to ease fiscal concerns.

Credit Selection Strategies Proved Effective

The fund’s relative performance was buoyed by its longstanding focus on municipal bonds with longer maturities, which rallied as long-term interest rates declined and investors reached for higher levels of income. In addition, our security selection strategy fared well in the rally, as bonds backed by revenues from hospitals, industrial development projects and the states’ settlement of litigation with U.S. tobacco companies either rebounded from previous weakness or benefited from robust demand from individuals and institutional investors seeking alternatives to low yielding taxable bonds. In this environment, the fund’s leveraging strategy, which employs tender option bonds and auction-rate preferred securities, was effective in magnifying the market’s gains.

These successes were balanced to a degree by our ongoing efforts to upgrade the fund’s overall credit quality.While we believe that a shift to higher-rated securities is the right strategy for the longer term, it proved to be a slight drag on performance when investors refocused on lower-rated securities during the reporting period.

Adjusting to a Changing Market Environment

We are encouraged by recently improved data, but the U.S. economy remains vulnerable to unexpected shocks and uncertainty regarding future Fed policy. In addition, we believe that higher yielding bonds may have become more richly valued after the recent rally. Consequently, we expect market volatility to remain elevated, and we intend to remain nimble in order to make tactical moves out of fully valued bonds and into those selling below our estimate of their intrinsic values.

April 16, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

STATEMENT OF INVESTMENTS
March 31, 2012 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—145.5%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—10.4%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	4.50	3/1/30	1,500,000		1,506,510
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River Project
Electric System Revenue)	5.00	1/1/38	9,998,763	[a,b]	10,652,863
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/28	1,000,000		1,071,460
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000		2,182,760
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000		1,825,160
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	1,000,000		1,060,210
Pinal County Electrical District
Number 4, Electric
System Revenue	6.00	12/1/38	2,300,000		2,431,560
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	490,000		487,197
California—23.2%
ABAG Finance Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000		5,111,800
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000		4,541,355
California,
GO (Various Purpose)	6.00	3/1/33	1,250,000		1,476,325
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000		3,653,460

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Various Purpose)	6.00	11/1/35	2,500,000		2,908,650
California Municipal Finance
Authority, Revenue
(Southwestern Law School)	6.50	11/1/41	750,000		796,642
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,284,480
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	1,000,000		838,670
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.80	6/1/13	3,000,000	[c]	3,261,180
JPMorgan Chase Putters/Drivers
Trust (Los Angeles Departments
of Airports, Senior Revenue
(Los Angeles International Airport))	5.25	5/15/18	10,000,000	[a,b]	11,322,300
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	2,250,000		2,519,708
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	1,000,000		1,118,500
Santa Ana Community Redevelopment
Agency, Tax Allocation Revenue
(Merged Project Area)	6.75	9/1/28	3,000,000		3,383,130
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	3,500,000		2,633,365
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000		1,724,670

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado—5.4%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000	1,823,205
Colorado Health Facilities
Authority, Health Facilities
Revenue (The Evangelical
Lutheran Good Samaritan
Society Project)	6.13	6/1/38	2,525,000	2,595,321
Colorado Springs,
HR	6.38	12/15/30	2,890,000	2,893,410
E-470 Public Highway Authority,
Senior Revenue	5.25	9/1/25	1,000,000	1,049,900
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000	1,050,710
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000	1,702,845
Florida—8.7%
Florida,
Department of Transportation
Right-of-Way Acquisition and
Bridge Construction Bonds	5.00	7/1/24	1,500,000	1,753,815
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	3,980,000	4,846,844
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	2,500,000	2,763,900
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/1/34	2,000,000	2,188,320
Palm Beach County Health
Facilities Authority, Revenue
(The Waterford Project)	5.88	11/15/37	2,400,000	2,447,496
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000	2,648,325

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	1,000,000	1,069,740
Georgia—3.4%
Atlanta,
Airport General Revenue	5.00	1/1/26	1,500,000	1,605,765
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000	3,494,700
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,750,000	1,920,048
Hawaii—1.3%
Hawaii Department of Budget and
Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc.
and Subsidiary Projects)	6.50	7/1/39	2,400,000	2,698,752
Illinois—3.6%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	1,000,000	1,131,170
Greater Chicago Metropolitan Water
Reclamation District, GO
Capital Improvement
Limited Tax Bonds	5.00	12/1/32	2,500,000	2,850,400
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	2,000,000	2,243,180
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue	5.13	4/1/36	1,000,000	1,070,680
Indiana—.8%
Indianapolis Local Public
Improvement Bond Bank, Revenue
(Indianapolis Airport Authority
Project) (Insured; AMBAC)	5.00	1/1/36	1,500,000	1,535,925

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—1.6%
Iowa Student Loan Liquidity
Corporation, Student
Loan Revenue	5.75	12/1/28	3,000,000		3,277,260
Louisiana—.6%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000		1,141,690
Maine—.7%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	1,250,000		1,442,000
Maryland—3.0%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000		1,057,270
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		3,008,925
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	5.63	6/1/13	2,000,000	[c]	2,124,660
Massachusetts—11.6%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities Authority,
Revenue (Massachusetts Institute
of Technology Issue))	5.00	7/1/38	10,000,000	[a,b]	11,260,300
Massachusetts Development Finance
Agency, Revenue (Partners
HealthCare System Issue)	5.00	7/1/36	1,000,000		1,088,340
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	1,500,000		1,771,155
Massachusetts Health and
Educational Facilities Authority,
Healthcare System Revenue
(Covenant Health Systems
Obligated Group Issue)	6.00	7/1/31	1,970,000		1,992,103

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	2,000,000	2,255,900
Massachusetts Industrial
Finance Agency, Water
Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000	5,237,827
Michigan—9.2%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	2,140,000	2,675,385
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	1,500,000	1,549,830
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/36	3,000,000	3,022,980
Michigan Building Authority,
Revenue (Facilities Program)	5.13	10/15/30	2,025,000	2,235,458
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000	1,538,331
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,685,000	3,580,051
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000	3,129,450
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/34	1,000,000	984,600
Minnesota—1.8%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000	3,493,830

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota (continued)
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000		80,132
Mississippi—2.8%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	3,500,000		3,511,200
Warren County,
Gulf Opportunity Zone
Revenue (International
Paper Company Project)	5.38	12/1/35	2,000,000		2,102,220
Nebraska—1.5%
Nebraska Public Power District,
General Revenue	5.00	1/1/32	2,785,000		3,118,949
New Jersey—3.5%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	2,000,000		2,188,260
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.13	6/1/30	2,500,000		2,678,325
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	2,500,000		2,239,075
New Mexico—1.6%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	3,000,000		3,219,570
New York—6.9%
Barclays Capital Municipal Trust
Receipts (New York City
Transitional Finance Authority,
Future Tax Secured Revenue)	5.00	5/1/30	7,996,797	[a,b]	8,932,237
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	1,500,000		1,846,905

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Municipal Corp.)	7.00	3/1/49	1,435,000		1,677,328
Port Authority of New York and
New Jersey, Special Project
Bonds (JFK International Air
Terminal LLC Project)	6.00	12/1/36	1,500,000		1,683,390
North Carolina—2.6%
Barclays Capital Municipal Trust
Receipts (North Carolina
Medical Care Commission,
Health Care Facilities Revenue
(Duke University Health System))	5.00	6/1/42	5,000,000	[a,b]	5,365,050
Ohio—2.1%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	1,500,000		1,573,650
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	600,000		683,496
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000		2,030,060
Pennsylvania—2.1%
JPMorgan Chase Putters/Drivers
Trust (Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	2,000,000	[a,b]	2,162,400
Philadelphia,
GO	6.50	8/1/41	1,750,000		2,074,468
Rhode Island—1.0%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000		2,013,900

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina—6.7%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000		5,186,200
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	3,000,000		3,362,700
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000		5,055,788
Texas—10.7%
Barclays Capital Municipal Trust
Receipts (Texas A&M University
System Board of Regents,
Financing System Revenue)	5.00	5/15/39	5,000,000	[a,b]	5,509,500
Houston,
Airport System Subordinate
Lien Revenue	5.00	7/1/25	1,300,000		1,421,199
La Vernia Higher Education Finance
Corporation, Education
Revenue (Knowledge is
Power Program, Inc.)	6.25	8/15/39	2,250,000		2,472,458
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000		1,511,475
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	4,000,000		4,372,400
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000		4,293,560
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/31	2,000,000		2,312,760
Vermont—.1%
Vermont Housing Finance Agency,
SFHR (Insured; Assured
Guaranty Municipal Corp.)	6.40	11/1/30	215,000		219,425

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia—1.1%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	2,000,000		2,261,640
Washington—4.8%
Barclays Capital Municipal Trust
Receipts (King County,
Sewer Revenue)	5.00	1/1/29	2,999,037	[a,b]	3,429,057
Port of Seattle,
Intermediate Lien Revenue	5.00	8/1/33	1,000,000		1,108,500
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	2,990,000		3,432,430
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000		1,743,660
West Virginia—.5%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	1,000,000		1,019,560
Wyoming—1.1%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000		2,159,600
U.S. Related—11.1%
Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000		1,576,185
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	2,500,000		2,447,800
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000		1,058,650
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	1,000,000		1,137,340
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000		1,962,272
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	5,400,000		5,659,578
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000		1,553,190

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	1,066,360
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000	6,194,925
Total Long-Term Municipal Investments
(cost $271,647,761)				296,752,578

Short-Term Municipal
Investments—2.6%
California—1.6%
California,
GO Notes (Kindergarten-University)
(LOC: California State Teachers
Retirement System and
Citibank NA)	0.16	4/1/12	3,400,000[d]	3,400,000
New York—1.0%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.17	4/1/12	500,000[d]	500,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.17	4/1/12	1,500,000[d]	1,500,000
Total Short-Term Municipal Investments
(cost $5,400,000)				5,400,000

Total Investments (cost $277,047,761)			148.1%	302,152,578
Liabilities, Less Cash and Receivables			(11.3%)	(23,069,299)
Preferred Stock, at redemption value			(36.8%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	204,083,279

a Collateral for floating rate borrowings.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2012, these securities were valued at $58,633,707 or 28.7% of net assets applicable to Common Shareholders.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Variable rate demand note—rate shown is the interest rate in effect at March 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MERLOTS	Municipal Exempt Receipt	MFHR	Multi-Family Housing
	Liquidity Option Tender		Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	P-FLOATS Puttable Floating Option
Tax-Exempt Receipts
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	8.5
AA		Aa		AA	23.3
A		A		A	42.2
BBB		Baa		BBB	19.5
BB		Ba		BB	1.3
B		B		B	.8
F1		MIG1/P1		SP1/A1	1.2
Not Rated[e]		Not Rated[e]		Not Rated[e]	3.2
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	277,047,761	302,152,578
Interest receivable		4,718,750
Prepaid expenses		24,072
		306,895,400
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		177,517
Cash overdraft due to Custodian		973,699
Payable for floating rate notes issued—Note 3		26,494,597
Interest and expense payable related to
floating rate notes issued—Note 3		52,700
Commissions payable—Note 1		9,141
Dividends payable to Preferred Shareholders		1,687
Accrued expenses		102,780
		27,812,121
Auction Preferred Stock, Series A and B, par value $.001
per share (3,000 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		75,000,000
Net Assets applicable to Common Shareholders ($)		204,083,279
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,648,981 shares issued and outstanding)		20,649
Paid-in capital		183,962,851
Accumulated undistributed investment income—net		4,991,446
Accumulated net realized gain (loss) on investments		(9,996,484)
Accumulated net unrealized appreciation
(depreciation) on investments		25,104,817
Net Assets applicable to Common Shareholders ($)		204,083,279
Shares Outstanding
(110 million shares authorized)		20,648,981
Net Asset Value, per share of Common Stock ($)		9.88

See notes to financial statements.

The Fund	19

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2012 (Unaudited)

Investment Income ($):
Interest Income	7,741,636
Expenses:
Management fee—Note 2(a)	960,965
Interest and expense related to floating rate notes issued—Note 3	87,618
Commission fees—Note 1	64,920
Professional fees	42,913
Shareholders’ reports	24,723
Directors’ fees and expenses—Note 2(c)	20,019
Shareholder servicing costs—Note 2(b)	16,200
Registration fees	11,667
Custodian fees—Note 2(b)	10,013
Miscellaneous	25,021
Total Expenses	1,264,059
Investment Income—Net	6,477,577
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	511,578
Net unrealized appreciation (depreciation) on investments	8,635,799
Net Realized and Unrealized Gain (Loss) on Investments	9,147,377
Dividends on Preferred Stocks	(74,529)
Net Increase in Net Assets Resulting from Operations	15,550,425

See notes to financial statements.

STATEMENT OF CASH FLOWS
March 31, 2012 (Unaudited)

Cash Flows from Operating Activities ($):
Interest received	8,107,043
Operating expenses paid	(1,214,990)
Dividends paid to Preferred Shareholders	(73,845)
Purchases of portfolio securities	(31,331,759)
Net purchases of short-term portfolio securities	(3,700,000)
Proceeds from sales of portfolio securities	34,598,361
		6,384,810
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(6,251,762)
Interest and expense related to
floating rate notes issued paid	(100,123)	(6,351,885)
Increase in cash		32,925
Cash overdraft at beginning of period		(1,006,624)
Cash overdraft at end of period		(973,699)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		15,550,425
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Decrease in investments in securities, at cost		893,574
Decrease in payable for investment securities purchased		(1,838,550)
Decrease in interest receivable		234,659
Decrease in commissions payable and accrued expenses		(36,805)
Increase in prepaid expenses		(9,876)
Increase in Due to The Dreyfus Corporation and affiliates		8,132
Increase in dividends payable to Preferred Shareholders		684
Interest and expense related to floating rate notes issued		87,618
Net unrealized appreciation on investments		(8,635,799)
Net amortization of premiums on investments		130,748
Net Cash Provided by Operating Activities		6,384,810
Supplemental disclosure cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		247,361

See notes to financial statements.

The Fund	21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)	September 30, 2011
Operations ($):
Investment income—net	6,477,577	13,538,381
Net realized gain (loss) on investments	511,578	(3,677,839)
Net unrealized appreciation
(depreciation) on investments	8,635,799	(1,446,561)
Dividends to Preferred Shareholders	(74,529)	(254,839)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,550,425	8,159,142
Dividends to Common Shareholders from ($)
Investment income—net	(6,499,123)	(12,780,769)
Capital Stock Transactions ($):
Dividends reinvested	247,361	206,432
Total Increase (Decrease) in Net Assets	9,298,663	(4,415,195)
Net Assets ($):
Beginning of Period	194,784,616	199,199,811
End of Period	204,083,279	194,784,616
Undistributed investment income—net	4,991,446	5,087,521
Capital Share Transactions:
Increase in Shares Outstanding as
a Result of Dividends Reinvested	25,439	23,527

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
	March 31, 2012		Year Ended September 30,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	9.44	9.67	9.37	8.43	9.34	9.66
Investment Operations:
Investment income—net[a]	.31	.66	.65	.66	.70	.69
Net realized and unrealized
gain (loss) on investments	.45	(.26)	.23	.83	(.95)	(.34)
Dividends to Preferred
Shareholders from
investment income—net	(.00)[b]	(.01)	(.02)	(.06)	(.17)	(.18)
Total from
Investment Operations	.76	.39	.86	1.43	(.42)	.17
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.32)	(.62)	(.56)	(.49)	(.49)	(.49)
Net asset value, end of period	9.88	9.44	9.67	9.37	8.43	9.34
Market value, end of period	9.92	9.55	9.95	8.62	7.03	8.67
Total Return (%)[c]	7.29[d]	2.85	22.72	30.87	(14.04)	(.34)

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2012				Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock[e]	1.27	[f]	1.29	1.35	1.41	1.55	1.67
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[e]	.09	[f]	.09	.08	—	.19	.35
Ratio of net investment income
to average net assets applicable
to Common Stock[e]	6.49	[f]	7.33	7.03	7.98	7.64	7.28
Ratio of total expenses
to total average net assets	.92	[f]	.92	.92	.89	1.01	1.11
Ratio of interest and expense
related to floating rate
notes issued to total
average net assets	.06	[f]	.06	.05	—	.12	.23
Ratio of net investment
income (loss) to total
average net assets	4.72	[f]	5.21	4.80	5.04	4.98	4.82
Portfolio Turnover Rate	10.99	[d]	22.73	18.26	23.36	50.58	10.30
Asset Coverage of
Preferred Stock, end of period	372		360	366	293	274	292
Net Assets,
net of preferred stock,
end of period ($ x 1,000)	204,083		194,785	199,200	193,029	173,703	192,439
Preferred Stock Outstanding,
end of period ($ x 1,000)	75,000		75,000	75,000	100,000	100,000	100,000

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Not annualized.
e	Does not reflect the effect of dividends to Preferred Stockholders.
f	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the NYSE MKT (the “NYSE”) under the ticker symbol DMF.

The fund has outstanding 1,500 shares of Series A and 1,500 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	302,152,578	—	302,152,578

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Computershare Shareowner Services LLC, will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 29, 2012, the Board of Directors declared a cash dividend of $.0525 per share from investment income-net, payable on April 30, 2012 to Common Shareholders of record as of the close of business on April 16, 2012.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2012, for each Series of APS were as follows: Series A—

0.274% and Series B—0.274%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2012 for each Series of APS were as follows: Series A—0.197% and Series B—0.200%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $6,970,128 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2011. If not applied, $3,070,417 of the carryover expires in fiscal 2012, $298,941 expires in fiscal 2016, $1,246,519 expires in fiscal 2017 and $2,354,251 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2011 was as follows: tax exempt income $13,021,789 and ordinary income $13,819.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2012, there was no expense reimbursement pursuant to the Agreement.

(b) For the period from October 1, 2011 to December 31, 2011, the fund compensated BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $7,875 pursuant to the transfer agency agreement with BNY Mellon Shareowner Services, which is included in Shareholder servicing costs in the Statement of Operations. Effective January 1, 2012,

Computershare Shareowner Services LLC acquired BNY Mellon Shareowner Services and is performing the transfer agency services for the fund. Computershare Shareowner Services LLC is not affiliated with the Manager.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services to the fund. During the period ended March 31, 2012, the fund was charged $10,013 pursuant to the custody agreement.

During the period ended March 31, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $165,726, custodian fees $10,200 and chief compliance officer fees $1,591.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2012, amounted to $29,493,209 and $34,598,361, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securi-

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ties pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2012, was approximately $26,494,600, with a related weighted average annualized interest rate of .66%.

At March 31, 2012, accumulated net unrealized appreciation on investments was $25,104,817, consisting of $25,616,374 gross unrealized appreciation and $511,557 gross unrealized depreciation.

At March 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	35

NOTES

The Net AssetValue appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	37

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	May 23, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)